Exhibit 10.4

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THIS SECURITY BEFORE NOVEMBER 20, 2007.

NORSEMONT MINING INC.

SHARE PURCHASE WARRANT

This is to certify that for value received, SENTIENT (AUST) PTY. LTD. (AS TRUSTEE FOR SENTIENT GLOBAL RESOURCES TRUST NO. 1) of Level 24, Australia Square, 264 George Street, Sydney NSW2000 Australia is entitled to purchase up to 111,402 (One Hundred Eleven Thousand Four Hundred and Two) fully paid and non-assessable common shares (the “common shares”) in the share capital of NORSEMONT MINING INC. (the “Company”) pursuant to this Share Purchase Warrant (the “Warrant”) on the following terms and conditions:

(a)	the aforesaid 111,402 (One Hundred Eleven Thousand Four Hundred and Two) common shares may be purchased at any time up to 4:30 p.m., Vancouver time, on July 19, 2009;

(b)	the exercise price is $1.95 (CDN) per share;

(c)	this Warrant may be exercised only at the head office of the Company;

(d)	this Warrant is transferable, as provided in section 3.01 of Schedule “A”;

(e)

These Warrants and the common shares issuable upon the exercise of these Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws. These Warrants may not be exercised in the United States (as defined in Regulation S under the U.S. Securities Act) unless these Warrants and the common shares issuable upon exercise hereof have been registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available; and

(f)	this Warrant has further terms and conditions attached thereto as set out in the Schedule “A” attached hereto.

IN WITNESS WHEREOF the Company has executed this certificate as of this 19th day of July, 2007.

NORSEMONT MINING INC.

Per:

Authorized Signatory

SCHEDULE “A”

NORSEMONT MINING INC.

Terms and conditions attached to the share purchase warrants of NORSEMONT MINING INC. (the “Warrants”).

ARTICLE ONE - INTERPRETATION

Section 1.01 - Definitions

In these terms and conditions, unless there is something in the matter or context inconsistent therewith:

(a)	“Company” means NORSEMONT MINING INC. until a successor Company shall have become such in the manner prescribed in article 6, and thereafter “Company” shall mean such successor Company;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a board, or whenever duly empowered, action by a committee of the board;

(d)	“Expiry Date” means the time and date before which these Warrants may be exercised, as set forth on the face page of this warrant certificate;

(e)

“herein”, “hereby” and similar expressions refer to these terms and conditions as the same may be amended or modified from time to time; and the expression “article” and “section” followed by a number refer to the specified article or section of these terms and conditions;

(f)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(g)	“shares” and “common shares” means the common shares in the capital of the Company;

(h)	“Subscription Form” means the subscription form attached hereto as Schedule “B”;

(i)	“TSX” means the Toronto Stock Exchange;

(j)	“Warrants” means the warrants of the Company issued pursuant hereto and presently authorized as set out in section 2.01 hereof and for the time being outstanding;

(k)	“Warrant Holders” or “Holder” means the bearer of the Warrants for the time being; and

(l)	Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

Section 1.02 - Interpretation Not Affected by Headings

The division of these terms and conditions into articles and sections, and the insertion of headings, are for convenience of reference only and shall not affect the construction or interpretation thereof.

Section 1.03 - Applicable Law

The Warrants shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and shall be treated in all respects as British Columbia contracts.

ARTICLE TWO - ISSUE OF WARRANTS

Section 2.01 - Issue of Warrants

The warrants entitle the Warrant Holder to purchase an aggregate of 111,402 (One Hundred Eleven Thousand Four Hundred and Two) common shares which are authorized to be issued by the Company.

Section 2.02 - Additional Warrants

The Company may at any time and from time to time do further equity or debt financing and may issue additional shares, warrants or grant options or similar rights to purchase shares of its capital stock.

Section 2.03 - Issue in Substitution for Lost Warrants

(a)

In case a Warrant shall become mutilated, lost, destroyed or stolen, the Company shall issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the exchanged or substituted Warrant shall be entitled to the same rights and benefits as such mutilated, lost, destroyed or stolen Warrant.

(b)

The applicant for the issue of a new Warrant pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant so lost, destroyed or stolen as shall be satisfactory to the Company, acting reasonably, and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company, acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

Section 2.04 - Warrant Holder Not a Shareholder

The holding of a Warrant shall not constitute the Holder thereof a shareholder of the Company nor entitle him to any right or interest in respect thereof.

ARTICLE THREE - OWNERSHIP AND TRANSFER

Section 3.01 - Warrants Transferable

The Warrants of the Company are transferable, provided that any such transfer shall be made in accordance with the provisions of the Transfer Form attached hereto as Schedule “C”.

Section 3.02 - Notice to Warrant Holders

Unless herein otherwise expressly provided, any notice to be given hereunder to Warrant Holders shall be deemed to be validly given if mailed by prepaid post or if made, given or served by telefax or other similar means of recorded transmission. Any notice so given shall be deemed to have been received on the day following such transmission.

ARTICLE FOUR - EXERCISE OF WARRANTS

Section 4.01 - Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder of such Warrant surrendering it, with a duly completed and executed subscription in the form attached hereto together with cash, certified cheque or bank draft payable to or to the order of the Company, at par in Vancouver, British Columbia, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of Canada, to the Company’s head office address.

Section 4.02 - Effect of Exercise of Warrants

(a)

Upon surrender and payment as aforesaid the common shares so subscribed for shall be issued as fully paid and non-assessable common shares of the Company, and the holder shall become the holder of record of such shares on the date of such surrender and payment;

(b)

Within seven business days after surrender and payment as aforesaid, the Company shall forthwith cause to be delivered to the person in whose name the shares so subscribed for are to be issued as specified in such subscription or cause to be mailed to him at his address specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

Section 4.03 - Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of common shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof shall, in addition, be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased. Such new Warrant shall entitle the Holder thereof to purchase the balance of the shares at the same price and on the same terms and conditions as provided in the surrendered Warrant.

Section 4.04 - Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a common share, such right may be exercised in respect of such fraction only in combination with another Warrant which in the aggregate entitle the Holder to receive a whole number of such common shares.

Section 4.05 - Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder shall wholly cease and terminate and such Warrant shall be void and of no effect.

Section 4.06 - Exercise Price

The price per share which must be paid to exercise the Warrants is as set forth on the face of the share purchase warrant.

Section 4.07 - Adjustment of Exercise Price

The exercise price and the number of common shares deliverable upon the exercise of the Warrants shall be subject to adjustment in the events and in the manner following:

(a)

If and whenever the common shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of common shares, or in the event of any payment by the Company of a stock dividend, the exercise price shall be decreased or increased proportionately as the case may be; upon any such subdivision, consolidation, or payment of a stock dividend, the number of common shares deliverable upon the, or payment of a stock dividend, the number of common shares deliverable upon the exercise of the Warrants shall be increased or decreased proportionately as the case may be;

(b)

In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other Company, each Warrant shall, after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, confer the right to purchase the number of shares or other securities of the Company or of the company resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of such Warrant would have been entitled on such capital reorganization, reclassification, consolidation, merger or amalgamation and in any case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article Four shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of the Warrants. The subdivision or consolidation of common shares at any time outstanding into a greater or lesser number of common shares (whether with or without par value) shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this paragraph;

(c)	The adjustments provided for in this section are cumulative.

Section 4.08 - Determination of Adjustments

If any questions shall at any time arise with respect to the exercise price, such question shall be conclusively determined by the Company’s Auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, that the Company may designate and who shall have access to all appropriate records and such determination shall be binding upon the Company and the Warrant Holders.

Section 4.09 – Notice of Adjustments

Upon any adjustment of the number of common shares subject to this Warrant, then and in each such case the Company shall give written notice thereof to the Holder at the Holder’s address in the books of the Company, which notice shall state the number of shares or other securities subject to this Warrant resulting from such adjustment, and shall upon receipt of the written request of the Holder set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

ARTICLE FIVE - COVENANTS BY THE COMPANY

Section 5.01 - General Covenants

The Company covenants and agrees that all common shares which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free (subject to any applicable hold period) of all liens, charges and encumbrances. The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto.

Section 5.02 – Filings

The Company shall make all required filings under applicable securities laws and, if applicable, by-laws, rules and regulations of the TSX and any other stock exchange or quotation system on which the common shares of the Company may be listed or quoted, to report the issuance of this Warrant to the Holder and purchase of common shares hereunder, and shall pay all fees or other governmental charges in connection with such filing.

Section 5.03 – Compliance with Securities Laws

The Company shall use reasonable commercial efforts to:

(a)

maintain the listing of the common shares on the TSX or other recognized stock exchange or quotation system, and to ensure that the common shares issuable upon exercise of this Warrant will be listed and posted for trading on such exchange or quoted on such quotation system; and

(b)	comply with its reporting issuer obligations under the Securities Act (British Columbia) and equivalent provisions, if any, of applicable securities laws in each other Province of Canada.

ARTICLE SIX - MODIFICATION OF TERMS, MERGER, SUCCESSORS

Section 6.01 - Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, and shall, when so directed by these presents, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)

Adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are necessary or advisable, provided however that such additional covenants and enforcement provisions do not affect the rights or obligations of the Warrant Holders;

(b)

Adding to or altering the provisions hereof in respect of the registration and transfer of the Warrants, making provision for the exchange of the Warrants of different denominations and making any modification in the form of the Warrants which does not affect the substance thereof;

(c)	For any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(d)	To evidence any succession of any company and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this article.

provided, in each case, that in the opinion of counsel for the Company, such modifications (if any) do not in any way adversely affect the rights or obligations of Holders hereunder.

Section 6.02 - Company May Consolidate, etc. on Certain Terms

Nothing herein contained shall prevent any consolidation, amalgamation or merger of the Company with or into any other company or companies provided however that the company formed by such consolidation or into which such merger shall have been made shall be a company organized and existing under the laws of Canada or of the United States of America, or any Province, State, District or Territory thereof, and shall, simultaneously with such consolidation, amalgamation or merger, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company.

SCHEDULE “B”
SUBSCRIPTION FORM

TO:	NORSEMONT MINING INC. (the “Company”) Suite 507 – 700 West Pender Street Vancouver, British Columbia, V6C 1G8 Facsimile: (604) 669-9768

The Undersigned, being the registered holder of the enclosed Warrant Certificate issued by the Company does hereby irrevocably exercise ___________________________ of the Warrants evidenced thereby in accordance with the terms thereof, and accordingly hereby irrevocably subscribes for the common shares (the “Common Shares”) of the Company to be received thereon and irrevocably surrenders the Warrant Certificate to the Company for such purpose.

The undersigned hereby represents and warrants to the Company that at the time of exercise (PLEASE CHECK ☒ ONE [ONLY] OF THE FOLLOWING):

1. ____

The undersigned holder (i) at the time of exercise of this Warrant is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”) and is not exercising this Warrant on behalf of a “U.S. person”; and (iii) did not execute or deliver this Subscription Form in the United States.

2. ____

The undersigned holder (i) is an “accredited investor”, as defined in Rule 501(a) under the 1933 Act, who purchased the Warrants directly from the Company pursuant to a written subscription agreement for the purchase of Units consisting of Common Shares and Warrants; (ii) is exercising the Warrants solely for its own account and not on behalf of any other person; and (iii) each of the representations and warranties made at the time of subscription for the purchase of Units remains true and correct on the date of exercise of the Warrants.

3. ____

The undersigned holder has delivered to the Company an opinion of counsel in form and substance satisfactory to the Company to the effect that the exemption from the registration requirements of the 1933 Act and applicable state securities laws is available.

The undersigned holder understands that unless box 1 is checked, the certificate representing the Common Shares will bear a legend restricting transfer without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available.

If any Warrants represented by this Warrant Certificate are not being exercised, a new Warrant Certificate will be issued and delivered with the Common Share certificates.

The undersigned hereby directs that the Common Shares hereby subscribed for be issued and delivered as follows:

Name(s) in Full	Addresses	Number of Shares

DATED this ______ day of _____________. ______.

SENTIENT (AUST) PTY. LTD. (AS TRUSTEE FOR SENTIENT GLOBAL RESOURCES TRUST NO. 1)

Per:

Authorized Signatory

SCHEDULE “C”
TRANSFER FORM

TO:	NORSEMONT MINING INC. (the “Company”) Suite 507 – 700 West Pender Street Vancouver, British Columbia, V6C 1G8 Facsimile: (604) 669-9768

FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns to _________________________________________, of __________________________________ __________________________ Warrants of the Company registered in the name of the undersigned on the records of the Company represented by the attached certificate, and irrevocably appoints ____________________ as the attorney of the undersigned to transfer the said securities on the books or register of transfer with full power of substitution.

DATED the _________ day of ________________________, ________.

Signature Guaranteed by a Chartered Bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.	(Signature of Warrantholder)

(Print Name)

(Print Address)

In order to effect a transfer of Warrants, the transferee must not be in the United States or be a U.S. Person.

Instructions:

1.	Signature of the Warrant holder must be the signature of the person appearing on the face of this Warrant Certificate.

2.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

3.	The signature on the Transfer Form must be guaranteed by a Chartered Bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

4.

Warrants shall only be transferable in accordance with applicable laws. The transfer of Warrants to a purchaser not resident in a designated province may result in the Common Shares obtained upon the exercise of the Warrants (whether after or before obtaining receipts for a final prospectus relating to the distribution of Common Shares upon exercise of Warrants) not being freely tradeable in the jurisdiction where such purchaser is resident.